UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 17, 2007

AVANT IMMUNOTHERAPEUTICS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-15006	13-3191702
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

119 Fourth Avenue

Needham, Massachusetts  02494-2725

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(781) 433-0771

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2007, J. Barrie Ward, Ph.D. advised AVANT Immunotherapeutics, Inc. (the “Company”) that he will not be standing for re-election at the 2007 Annual Meeting of Stockholders and is resigning as a director of the Company at that time to devote more time to other business interests.  Dr. Ward has confirmed to the Company’s Board of Directors that his resignation was not due to disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANT IMMUNOTHERAPEUTICS, INC.

Dated: April 17, 2007	By:	/s/ Avery W. Catlin
Avery W. Catlin
		Title:	Senior Vice President and Chief Financial Officer